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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
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                                    FORM 8-K




                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   NOVEMBER 15, 2001
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                             SALON MEDIA GROUP, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                     0-26395                 94-3228750
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(STATE OR OTHER JURISDICTION        (COMMISSION             (IRS EMPLOYER
     OF INCORPORATION)              FILE NUMBER)          IDENTIFICATION NO.)


       22 FOURTH STREET, 16TH FLOOR, SAN FRANCISCO, CA    94103
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          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (415) 645-9200
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS

            THE SALON MEDIA GROUP, INC. CONDENSED CONSOLIDATED BALANCE SHEET FILED ON FORM 10-Q FOR THE PERIOD ENDING SEPTEMBER 30, 2001 CONTAINS REDEEMABLE CONVERTIBLE PREFERRED STOCK CLASSIFIED OUTSIDE STOCKHOLDER'S EQUITY DUE TO THE REDEMPTION FEATURE EXISTING AS OF SEPTEMBER 30, 2001. THAT REDEMPTION FEATURE WAS REMOVED AS A RESULT OF STOCKHOLDER ACTION TAKEN AT THE 2001 ANNUAL MEETING HELD OCTOBER 24, 2001. THE ATTACHED EXHIBIT SHOWS, ON A PROFORMA BASIS, RECLASSIFICATION OF THE PREFERRED STOCK AND THE PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET AS IF THE REDEMPTION FEATURE HAD BEEN REMOVED ON OR PRIOR TO SEPTEMBER 30, 2001.























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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS



         (c)  Exhibits


     Exhibit No.         Description
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         99.4            Proforma Condensed Consolidated Balance Sheets for the
                         period ending Sept. 30, 2001





















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SIGNATURE
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PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE
REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


                                    SALON MEDIA GROUP, INC.

DATED:  11/15/01                    /S/ ROBERT O'CALLAHAN
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                                    ROBERT O'CALLAHAN, CHIEF FINANCIAL OFFICER



























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